Putnam
High Yield
Advantage Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-04

[GRAPHIC OMITTED: WOODCLAMP]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of 2004 we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges). Furthermore, fund ownership (in dollar ranges) is now being shown for the members of Putnam's Executive Board.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam High Yield Advantage Fund delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

We thank you for your support of the Putnam funds throughout 2004 and wish you all the best in 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 19, 2005


Report from Fund Management

Fund highlights

 * For the 12 months ended November 30, 2004, Putnam High Yield Advantage Fund's class A shares had total returns of 12.72% without sales charges and 7.42% with maximum sales charges reflected.

 * The fund's primary benchmark, the JP Morgan Global High Yield Index, returned 12.61% for the same period.

 * The average return for the fund's Lipper category, High Current Yield Funds, was 10.96%.

 * The fund's monthly dividend for class A shares was reduced to $0.034 in October 2004. See page 5 for more information.

 * See the Performance Summary beginning on page 10 for complete fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 11/30/04
--------------------------------------------------
Class A
(inception 3/25/86)         NAV       POP
--------------------------------------------------
1 year                    12.72%     7.42%
--------------------------------------------------
5 years                   32.76     26.52
Annual average             5.83      4.82
--------------------------------------------------
10 years                  86.48     77.67
Annual average             6.43      5.92
--------------------------------------------------
Annual average
(life of fund)             7.90      7.62
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.75%. For the most recent month-end performance, visit www.putnaminvestments.com. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


Performance commentary

During the past 12 months, Putnam High Yield Advantage Fund benefited from a continuation of the positive environment for high-yield bonds that has existed for the past several years. At mid-period, the bond market as a whole became more volatile as investors anticipated higher interest rates. The Feds subsequent series of well-publicized, measured short-term rate increases, however, had relatively little impact and long-term bond yields again declined. In the second half of the period, high-yield bonds led the market. Fund management's successful security selection and emphasis on the strong-performing, lower-quality portion of the high-yield market enabled the fund to outperform its Lipper peer group average and deliver results in line with those of its benchmark, based on performance at net asset value (NAV).

FUND PROFILE

Putnam High Yield Advantage Fund seeks high current income and, as a secondary objective, capital growth, by investing in a diversified portfolio of high-yield bonds that includes a broad range of industries and issuers. The fund is designed for investors who seek high income and are willing to accept the added risks of investing in below-investment-grade bonds.


Market overview

Over the past 12 months, high-yield bonds benefited from continued economic growth and declining default rates. The economy's strength was not always apparent, however, and stock and bond investors tended to overreact to economic news, both positively and negatively. The high-yield market's strong performance has reflected investors' generally positive assessment of the creditworthiness of high-yield issuers. After default rates peaked in January 2002, overall credit quality for high-yield bonds steadily improved. This improved quality has been illustrated by the continued narrowing, over the past 12 months, in the credit yield spread, which is the yield difference between high-yield bonds and Treasuries.

The fund's fiscal year started on a strong note, with inconclusive economic data giving investors reason to continue allocating assets to fixed-income securities. During April and May, however, strong employment gains caused a sharp sell-off in all sectors of the bond market, including high yield. Bond investors soon returned to a more optimistic view, however, and yields across the board began a steady decline that lasted through the end of the period. High-yield bonds were particularly appealing to investors because of the higher income they pay, and the continued financial improvement among many issuers. Demand for high-yield bonds remained strong throughout the period, driven both by money coming into the market as well as by reinvestment needs created by bonds being called, tendered, and upgraded. New issuance, while active, was not able to fully satisfy the demand for high-yield bonds.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 11/30/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       12.61%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.44%
-------------------------------------------------------------------------------
Lehman GNMA Index (Government National Mortgage Association bonds)      4.65%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government bonds)        12.81%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     12.86%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             17.26%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 24.19%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 11/30/04.
-------------------------------------------------------------------------------

Strategy overview

During the past year, we continued to seek bonds from a variety of sectors in our efforts to enhance the fund's performance while managing its risk exposure. In late 2002, we began a long-term strategy of gradually increasing the fund's holdings of bonds that were in the lower-quality portion of the market -- namely, those with CCC ratings. However, although the fund remained overweighted in these securities relative to its benchmark index, we reduced this overweight because prices had increased significantly. This reduction process began during the summer months and continued through period-end.

The lower-rated portion of the market has provided significant benefits to the fund. First, with the strengthening of the economy, companies that issued lower-quality bonds were seeing improvements in their businesses, reducing the risk that they would be unable to make interest payments on their debt. As the business prospects and financial results of these companies have improved with the growing economy, their bonds have appreciated in price. Secondly, with interest rates in the high-yield market having declined over the past several years, we felt that the higher yields provided by the lower-rated segment of the market would attract investors, bolster demand for these securities, and contribute strongly to overall returns -- which, in fact, is what occurred during the period. Finally, higher-yielding, lower-quality bonds are typically less sensitive to interest-rate changes, so the fund's exposure to them proved helpful during the sharp rate increase that occurred in April and May 2004.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                      as of 5/31/04       as of 11/30/04

Consumer cyclicals         23.5%               22.2%

Consumer staples           12.4%               13.8%

Basic materials            10.8%               12.0%

Utilities and power         9.1%                9.1%

Communications
services                    7.4%                8.4%

Footnote reads:
This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

As part of our team approach to managing the portfolio, we employed significant research resources to find bonds that would add as much value as possible, while remaining mindful of credit risk. Several holdings made significant contributions. In the utilities and power sector, which generally performed well for the fund as the sector continued to recover from its previous overexpansion, securities issued by a subsidiary of Edison International were among the fund's strongest performers. Edison, which owns California's second-largest electric utility, Southern California Edison, also owns Edison Mission Energy. After poor performance in 2002, the company sold assets and shored up its balance sheet, which drove strong returns for a number of Edison Mission securities. Williams Companies, a large natural gas company serving the northwestern United States, California, Rocky Mountain, Gulf Coast, and Eastern Seaboard markets, performed well on significant increases in natural gas prices. The company also benefited from management's focus on balance sheet improvements, which involved focusing on core pipeline business, selling nonproductive assets, and paying down debt.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 11/30/04)

 1 Neon Capital, Ltd. 144A  (1.1%)
   Limited recourse secured notes, Ser. 96, 1.458s,
   2013 (Cayman Islands)
   Asset-backed securities

 2 Qwest Corp. 144A (1.0%)
   Notes, 918s, 2012
   Communications services

 3 Neon Capital, Ltd. 144A (0.8%)
   Limited recourse secured notes, Ser. 95, 2.319s,
   2013 (Cayman Islands)
   Asset-backed securities

 4 Canadian Imperial Bank of Commerce (0.8%)
   Notes, 1.11%, 2004 (Canada)
   Financial

 5 Nextel Communications, Inc. (0.7%)
   Senior notes, 5.95s, 2014
   Communications services

 6 NRG Energy, Inc. 144A (0.7%)
   Senior secured notes, 8s, 2013
   Utilities and power

 7 Equistar Chemicals LP/Equistar
   Funding Corp. (0.6%)
   Company guaranty, 1018s, 2008
   Basic materials

 8 CSC Holdings, Inc. (0.6%)
   Debentures, 758s, 2018
   Cable television

 9 Canada, Inc. 144A (0.6%)
   Senior sub. notes, 8s, 2012 (Canada)
   Publishing

10 Dynegy Holdings, Inc. 144A (0.5%)
   Secured notes, 1018s, 2013
   Utilities and power

Footnote reads:
The fund's holdings will change over time.

Basic materials companies also performed well due to the weak dollar and strength in the global economy -- particularly in China. Diversified chemicals manufacturer Huntsman International made a strong con tri bu tion to the fund's returns, bene fiting from a rebound in chemi cal prices. The company carries a significant debt load, but its cash flow has improved as commodity prices have risen. (The fund owns a number of different securities issued by Huntsman.) Moreover, Huntsman announced an initial public offering in the fall of 2004 that is expected to raise over $1 billion in equity financing, which the company plans to use to pay down debt.

Cable operator Charter Communications was also a key contributor during the period. While the firm faced competitive and financial pressures, the com pany met expectations and management's moves to refinance debt eased investor concerns about the company's liquidity. In addition, we believed the value of the firm's tangible assets, supported by its large subscriber base, would be recognized by investors, and this analysis proved correct.

Among the detractors from performance during the period were securities issued by Pegasus Communications, a satellite TV company that filed for bankruptcy, and Dobson Communications, a wireless communications firm. Dobson has had poor financial performance, in part because of its reliance on revenues from AT&T Wireless, which has been struggling. We sold the entire Pegasus position and most of the Dobson holdings before the end of the period.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

For more than a year, the difference in yield between high-yield bonds and Treasuries, known as the credit yield spread, has narrowed, resulting in strong relative performance for high-yield bonds but lower yields. The fund has been positioned for an increasing interest-rate environment, as short-term rates are expected to rise. However, because many bonds have been refunded, and because yields in the marketplace are lower, income to the fund has declined. As a result, the monthly dividend for your fund's class A shares was reduced in October 2004 from $0.037 per share to $0.034 per share. Other share classes experienced similar reductions.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The fund's returns during the past fiscal year remained significantly higher than the historical averages for the high-yield market. Economic conditions, though somewhat variable over the past year, have remained generally favorable, with low inflation and moderate growth. While this positive environment could continue into 2005, we have become more cautious for several reasons. First, we believe the high cost of energy, driven at least in part by geopolitical turmoil, may act like a tax on both businesses and consumers, reducing the incentive and the ability for both to continue spending. Additionally, performance has been strong for high-yield bonds for the past few years and, as a result, yields are relatively low (because bond yields move in the opposite direction of bond prices). Moreover, credit yield spreads -- the difference between lower- and higher-quality bond yields -- have narrowed a great deal, and this narrowing is another sign that the market may be close to being fully valued. We therefore believe it is unlikely that high-yield bond prices will move significantly higher (and yields lower) from their current levels. We also feel that default rates will likely reach a trough in 2005, which will probably slow the momentum that high-yield bonds have enjoyed over the past few years. That being said, we do not foresee difficult times ahead for this sector in the coming year, as companies remain healthy and cash flows strong. As always, we will monitor economic and market events and make adjustments to the portfolio that we deem necessary.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund is closed to new investors.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Stephen Peacher is the Portfolio Leader and Paul Scanlon and Rosemary Thomsen are Portfolio Members of your fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended November 30.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Stephen Peacher     2004                                        *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003                                        *
-------------------------------------------------------------------------------------------------------------
Paul Scanlon        2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------
Rosemary Thomsen    2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------

Other funds managed by the Portfolio Leader and Portfolio Members

Stephen Peacher is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust.

Paul Scanlon is also a Portfolio Member of Putnam High Yield Trust and Putnam Managed High Yield Trust.

Rosemary Thomsen is also a Portfolio Member of Putnam High Yield Trust and Putnam Managed High Yield Trust.

Stephen Peacher, Paul Scanlon, and Rosemary Thomsen may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended November 30, 2004, Portfolio Member Norman Boucher left your fund's management team for another position at Putnam.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.


--------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------
                                              $1 -        $10,001 -    $50,001 -   $100,001
                              Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------
Philippe Bibi                 2004      *
--------------------------------------------------------------------------------------------
Chief Technology Officer      2003      *
--------------------------------------------------------------------------------------------
John Boneparth                2004                                                     *
--------------------------------------------------------------------------------------------
Head of Global
Institutional Mgmt            2003                                                     *
--------------------------------------------------------------------------------------------
Kevin Cronin                  2004      *
--------------------------------------------------------------------------------------------
Deputy Head of Investments    N/A
--------------------------------------------------------------------------------------------
Charles Haldeman, Jr.         2004      *
--------------------------------------------------------------------------------------------
President and CEO             2003      *
--------------------------------------------------------------------------------------------
Amrit Kanwal                  2004      *
--------------------------------------------------------------------------------------------
Chief Financial Officer       N/A
--------------------------------------------------------------------------------------------
Steven Krichmar               2004      *
--------------------------------------------------------------------------------------------
Chief of Operations           N/A
--------------------------------------------------------------------------------------------
Francis McNamara, III         2004               *
--------------------------------------------------------------------------------------------
General Counsel               N/A
--------------------------------------------------------------------------------------------
Richard Monaghan              2004      *
--------------------------------------------------------------------------------------------
Head of Retail Management     2003      *
--------------------------------------------------------------------------------------------
Stephen Oristaglio            2004                                                     *
--------------------------------------------------------------------------------------------
Head of Investments           2003      *
--------------------------------------------------------------------------------------------
Richard Robie, III            2004      *
--------------------------------------------------------------------------------------------
Chief Administrative Officer  N/A
--------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.


Performance summary

This section shows your fund's performance during its fiscal year, which ended November 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-----------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/04
-----------------------------------------------------------------------------------------
                                Class A               Class B               Class M
(inception dates)              (3/25/86)             (5/16/94)             (12/1/94)
-----------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV        POP
-----------------------------------------------------------------------------------------
1 year                    12.72%      7.42%     11.84%      6.84%     12.47%      8.77%
-----------------------------------------------------------------------------------------
5 years                   32.76      26.52      27.32      25.74      31.65      27.36
Annual average             5.83       4.82       4.95       4.69       5.65       4.96
-----------------------------------------------------------------------------------------
10 years                  86.48      77.67      72.25      72.25      82.68      76.84
Annual average             6.43       5.92       5.59       5.59       6.21       5.87
-----------------------------------------------------------------------------------------
Annual average
(life of fund)             7.90       7.62       6.95       6.95       7.59       7.40
-----------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charge that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 11/30/94 to 11/30/04

                                 JP Morgan
          Fund's class A      Global High Yield
Date      shares at POP            Index

11/30/94     9,525                10,000
11/30/95    11,129                11,835
11/30/96    12,395                13,448
11/30/97    14,044                15,138
11/30/98    13,007                15,487
11/30/99    13,384                15,789
11/30/00    12,220                14,756
11/30/01    12,765                15,859
11/30/02    12,646                15,992
11/30/03    15,762                20,118
11/30/04   $17,767               $22,655


Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $17,225 and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $18,268 ($17,684 at public offering price). See first page of performance section for performance calculation method.


--------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/04
--------------------------------------------------------------------------
                                JP Morgan Global    Lipper High Current
                                High Yield          Yield Funds
                                Index               category average++
--------------------------------------------------------------------------
1 year                          12.61%              10.96%
--------------------------------------------------------------------------
5 years                         43.48               27.92
Annual average                   7.49                4.86
--------------------------------------------------------------------------
10 years                       126.55               84.69
Annual average                   8.52                6.21
--------------------------------------------------------------------------
Annual average
(life of fund)                    --+                7.33
--------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 + This index began operations on 12/31/93.

++ Over the 1-, 5-, and 10-year periods ended 11/30/04, there were 422,
   277, and 88 funds, respectively, in this Lipper category.


-------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/04
-------------------------------------------------------------------------------------------
                                              Class A        Class B           Class M
Distributions (number)                           12             12               12
-------------------------------------------------------------------------------------------
Income 1                                       $0.438         $0.393           $0.426
-------------------------------------------------------------------------------------------
Capital gains 1                                  --             --               --
-------------------------------------------------------------------------------------------
Total                                          $0.438         $0.393           $0.426
-------------------------------------------------------------------------------------------
Share value:                                NAV      POP        NAV         NAV      POP
-------------------------------------------------------------------------------------------
11/30/03                                  $5.88    $6.17      $5.81       $5.89    $6.09
-------------------------------------------------------------------------------------------
11/30/04                                   6.16     6.45*      6.08        6.17     6.38
-------------------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------------------
Current dividend rate 2                   6.62%    6.33%      5.92%       6.42%    6.21%
-------------------------------------------------------------------------------------------
Current 30-day SEC yield 3                5.73     5.47       4.97        5.42     5.29
-------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Based only on investment income, calculated using SEC guidelines.


-----------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
-----------------------------------------------------------------------------------------
                                Class A               Class B               Class M
(inception dates)              (3/25/86)             (5/16/94)             (12/1/94)
-----------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV        POP
-----------------------------------------------------------------------------------------
1 year                    11.29%      5.98%     10.59%      5.59%     11.04%      7.46%
-----------------------------------------------------------------------------------------
5 years                   31.98      25.69      26.58      25.00      30.88      26.65
Annual average             5.71       4.68       4.83       4.56       5.53       4.84
-----------------------------------------------------------------------------------------
10 years                  88.39      79.42      73.83      73.83      84.56      78.61
Annual average             6.54       6.02       5.68       5.68       6.32       5.97
-----------------------------------------------------------------------------------------
Annual average
(life of fund)             7.93       7.65       6.98       6.98       7.63       7.43
-----------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Advantage Fund from June 1, 2004, to November 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

---------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 11/30/04
---------------------------------------------------------------------------
                                       Class A       Class B       Class M
---------------------------------------------------------------------------
Expenses paid per $1,000*                $5.61         $9.51         $6.91
---------------------------------------------------------------------------
Ending value (after expenses)        $1,095.40     $1,090.70     $1,094.10
---------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2004, use the calculation method below. To find the value of your investment on June 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 06/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 6/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $5.61 (see table above) = $56.10
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 11/30/04
-----------------------------------------------------------------------------
                               Class A        Class B        Class M
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                          $5.40          $9.17          $6.66
-----------------------------------------------------------------------------
Ending value (after
expenses)                    $1,019.65      $1,015.90      $1,018.40
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                                          Class A    Class B    Class M
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio+                            1.07%      1.82%      1.32%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++             1.14%      1.89%      1.39%
-----------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam High Yield
Advantage Fund               53%        79%        60%        81%        68%
-----------------------------------------------------------------------------
Lipper High Current Yield
Funds category
average                     116%       108%       101%       108%        75%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on November 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   0.59

Taxable bond
fund average       0.30

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the com parison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund, including the fund's portfolio, as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
January 11, 2005


The fund's portfolio
November 30, 2004

Corporate bonds and notes (87.7%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------
    $1,715,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                          $1,852,200

Automotive (1.9%)
-------------------------------------------------------------------------------
       955,000 Affinia Group, Inc. 144A sr. sub.
               notes 9s, 2014                                           983,650
     1,145,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                   1,290,988
     3,475,000 Dana Corp. notes 9s, 2011                              4,204,750
       820,000 Dana Corp. notes 7s, 2029                                820,000
       750,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                               791,250
     2,505,000 Delco Remy International, Inc. sr.
               sub. notes 9 3/8s, 2012                                2,567,625
       760,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                            773,300
     1,620,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                   1,664,550
     1,705,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                   1,653,850
     5,020,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                  5,911,050
     1,705,000 Tenneco Automotive, Inc. 144A sr.
               sub. notes 8 5/8s, 2014                                1,773,200
                                                                 --------------
                                                                     22,434,213

Basic Materials (9.7%)
-------------------------------------------------------------------------------
     2,150,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                               2,354,250
       190,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                             193,325
     1,680,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                           1,713,600
       750,000 ALROSA Finance SA 144A company
               guaranty 8 7/8s, 2014 (Luxembourg)                       768,750
     2,730,000 Armco, Inc. sr. notes 8 7/8s, 2008                     2,815,313
       525,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                               493,500
     2,865,000 BCP Caylux Holdings Luxembourg SCA
               144A sr. sub. notes 9 5/8s,  2014
               (Luxembourg)                                           3,215,963
     2,220,000 Boise Cascade, LLC 144A sr. sub.
               notes 7 1/8s, 2014                                     2,319,900
     1,135,000 Century Aluminum Co. 144A company
               guaranty 7 1/2s, 2014                                  1,191,750
     2,255,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                     2,525,600
     1,000,000 Compass Minerals International, Inc.
               sr. disc. notes stepped-coupon zero %
               (12s, 6/1/08), 2013 (STP)                                810,000
     3,060,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon zero %
               (12 3/4s, 12/15/07), 2012 (STP)                        2,616,300
     3,610,000 Crystal US Holdings, LLC/US Sub 3
               Corp. 144A sr. disc. notes
               stepped-coupon zero % (10s,
               10/1/09), 2014 (STP)                                   2,472,850
     1,235,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                   1,370,850
     6,685,000 Equistar Chemicals LP/Equistar
               Funding Corp.  company guaranty
               10 1/8s, 2008                                          7,671,038
     3,075,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                   3,382,500
       610,000 Georgia-Pacific Corp. company
               guaranty 8 7/8s, 2010                                    712,175
     1,750,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                   1,995,000
       320,000 Georgia-Pacific Corp. sr. notes 8s,
               2024                                                     371,200
         2,000 Georgia-Pacific Corp. sr. notes
               7 3/8s, 2008                                               2,175
     2,630,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                 3,083,675
     4,715,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                          5,658,000
     2,610,000 Hercules, Inc. company guaranty
               6 3/4s, 2029                                           2,694,825
       675,000 Huntsman Advanced Materials, LLC
               144A sec. FRN 10.00s, 2008                               729,000
       100,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                118,750
     1,985,000 Huntsman Co., LLC sr. disc. notes
               zero %, 2008                                           1,305,138
     4,465,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                 4,710,575
     6,255,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                     3,487,163
     1,460,000 Huntsman, LLC company guaranty
               11 5/8s, 2010                                          1,737,400
     1,110,000 Huntsman, LLC 144A company guaranty
               11 1/2s, 2012                                          1,307,025
     2,920,000 Innophos, Inc. 144A sr. sub. notes
               8 7/8s, 2014                                           3,153,600
       440,000 International Steel Group, Inc. sr.
               notes 6 1/2s, 2014                                       467,500
     3,255,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                  3,653,738
       135,000 Jefferson Smurfit Corp. company
               guaranty 7 1/2s, 2013                                    144,788
       590,000 Jefferson Smurfit Corp. company
               guaranty company guaranty 8 1/4s,
               2012                                                     646,050
       255,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                     301,538
     2,000,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                  2,180,000
     3,450,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                           3,803,625
     2,780,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                 3,169,200
EUR    145,000 MDP Acquisitions PLC sr. notes
               Ser. EUR, 10 1/8s, 2012 (Ireland)                        219,571
    $2,468,937 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                          2,876,312
     4,185,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                  4,729,050
EUR    290,000 Nalco Co. sr. notes 7 3/4s, 2011                         418,716
EUR    290,000 Nalco Co. sr. sub. notes 9s, 2013                        417,946
    $3,710,000 Nalco Co. sr. sub. notes 8 7/8s,
               2013                                                   4,094,913
     1,375,000 Norske Skog Canada, Ltd. sr. notes
               7 3/8s, 2014 (Canada)                                  1,426,563
       476,488 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                       493,165
     1,746,842 Pioneer Companies, Inc. sec. FRN
               5.475s, 2006                                           1,755,576
        85,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                    91,800
EUR  1,400,000 Rockwood Specialities Group sr. sub.
               notes 7 5/8s, 2014                                     1,906,972
      $550,000 Rockwood Specialties Group, Inc.
               144A sub. notes 7 1/2s, 2014                             563,750
EUR  1,565,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                      2,275,223
    $1,370,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                  1,517,275
       644,388 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                          639,555
       250,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                             276,250
     3,810,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                           4,171,950
       585,000 Stone Container Finance company
               guaranty 7 3/8s, 2014 (Canada)                           630,338
     3,090,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                          3,491,700
     1,435,000 United Agri Products 144A sr. notes
               8 1/4s, 2011                                           1,528,275
     1,149,000 United States Steel, LLC sr. notes
               10 3/4s, 2008                                          1,355,820
       143,442 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                           107,582
       278,810 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                           209,108
       930,000 WHX Corp. sr. notes 10 1/2s, 2005                        883,500
                                                                 --------------
                                                                    117,428,539

Beverage (0.2%)
-------------------------------------------------------------------------------
     1,640,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                              1,795,800
       145,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                               157,688
                                                                 --------------
                                                                      1,953,488

Broadcasting (2.0%)
-------------------------------------------------------------------------------
    12,449,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                     54,464
     5,085,000 Echostar DBS Corp. sr. notes 6 3/8s,
               2011                                                   5,199,413
     2,835,000 Echostar DBS Corp. 144A company
               guaranty 6 5/8s, 2014                                  2,891,700
     5,610,000 Granite Broadcasting Corp. sec.
               notes 9 3/4s, 2010                                     5,273,400
     2,000,000 Paxson Communications Corp. company
               guaranty 10 3/4s, 2008                                 2,060,000
     2,835,000 Rainbow National Services, LLC 144A
               sr. notes 8 3/4s, 2012                                 2,998,013
     1,250,000 Rainbow National Services, LLC 144A
               sr. sub. debs. 10 3/8s, 2014                           1,325,000
     2,527,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                     2,684,938
     1,330,000 Young Broadcasting, Inc. sr. sub.
               notes 8 3/4s, 2014                                     1,306,725
                                                                 --------------
                                                                     23,793,653

Building Materials (0.9%)
-------------------------------------------------------------------------------
     1,450,000 Building Materials Corp. company
               guaranty 8s, 2008                                      1,500,750
     2,166,000 Dayton Superior Corp. sec. notes
               10 3/4s, 2008                                          2,360,940
     1,470,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                         1,153,950
     2,620,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                         2,056,700
     3,970,000 THL Buildco, Inc. (Nortek, Inc.)
               144A sr. sub. notes 8 1/2s, 2014                       4,267,750
                                                                 --------------
                                                                     11,340,090

Cable Television (3.7%)
-------------------------------------------------------------------------------
        40,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                     35,900
       200,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                    186,500
     3,027,000 Adelphia Communications Corp. sr.
               notes 7 7/8s, 2009 (In default)
               (NON)                                                  2,671,328
     1,119,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                         1,004,303
       451,000 Adelphia Communications Corp. sr.
               notes Ser. B, 7 3/4s, 2009 (In
               default) (NON)                                           400,263
     1,530,000 Atlantic Broadband Finance, LLC 144A
               sr. sub. notes 9 3/8s, 2014                            1,468,800
       795,000 Cablevision Systems Corp. 144A sr.
               notes 8s, 2012                                           846,675
       285,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                     175,275
     5,959,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes
               11 1/8s, 2011                                          5,124,740
     4,921,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes
               10 3/4s, 2009                                          4,256,665
     5,415,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 10s,
               2011                                                   4,467,375
     1,950,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 9 5/8s,
               2009                                                   1,618,500
     1,000,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 8 5/8s,
               2009                                                     830,000
     6,410,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                   6,762,550
     1,445,000 CSC Holdings, Inc. sr. notes Ser. B,
               7 5/8s, 2011                                           1,546,150
     2,635,000 CSC Holdings, Inc. 144A sr. notes
               6 3/4s, 2012                                           2,687,700
     5,000,000 Kabel Deutsheland GmbH 144A sr.
               notes 10 5/8s, 2014 (Germany)                          5,750,000
     3,480,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                 3,993,300
     1,175,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                  1,213,188
                                                                 --------------
                                                                     45,039,212

Capital Goods (6.6%)
-------------------------------------------------------------------------------
     2,892,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                           2,942,610
     3,109,209 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                              31
     2,660,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s,
               2008                                                   2,796,325
       160,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 7 5/8s,
               2006                                                     164,400
       685,000 Allied Waste North America, Inc.
               sec. notes 6 1/2s, 2010                                  661,025
     1,460,000 Amsted Industries, Inc. 144A sr.
               notes 10 1/4s, 2011                                    1,606,000
     3,075,000 Argo-Tech Corp. sr. notes 9 1/4s,
               2011                                                   3,359,438
         2,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                       2,100
     3,740,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                       3,721,300
     2,495,000 Blount, Inc. sr. sub. notes 8 7/8s,
               2012                                                   2,707,075
     2,350,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                       2,021,000
     1,870,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                     1,837,275
EUR    440,000 Crown Euro Holdings SA sec. notes
               6 1/4s, 2011 (France)                                    617,168
EUR    270,000 Crown Holdings SA bonds 10 1/4s,
               2011 (France)                                            412,623
    $3,535,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                          4,180,138
     2,090,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                               2,366,925
     9,907,000 Decrane Aircraft Holdings Co.
               company guaranty zero %, 2008                          3,764,660
     2,450,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                           2,756,250
     1,360,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                               1,591,200
     1,741,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                          1,949,920
       460,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                     481,850
     3,395,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                       3,658,113
       820,000 K&F Acquisitions, Inc. 144A sr. sub.
               notes 7 3/4s, 2014                                       838,450
     3,910,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                  4,027,300
     3,850,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                               4,466,000
       290,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   333,500
EUR    670,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                   997,652
      $865,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                             934,200
       760,000 Mueller Group, Inc. sec. FRN 6.91s,
               2011                                                     786,600
       900,000 Mueller Group, Inc. sr. sub. notes
               10s, 2012                                                976,500
     2,725,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                  2,963,438
     1,670,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                  1,803,600
     3,340,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                           3,724,100
       240,000 Owens-Illinois, Inc. debs. 7.8s,
               2018                                                     245,400
     1,140,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                   1,248,300
     1,035,000 Polypore, Inc. 144A sr. sub. notes
               8 3/4s, 2012                                           1,076,400
EUR    580,000 Polypore, Inc. 144A sr. sub. notes
               8 3/4s, 2012                                             801,592
    $1,385,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                           1,516,575
       880,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    832,700
     1,770,000 Solo Cup Co. sr. sub. notes 8 1/2s,
               2014                                                   1,840,800
     1,410,000 Tekni-Plex, Inc. 144A sr. sec. notes
               8 3/4s, 2013                                           1,402,950
     3,155,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                          3,557,263
     2,250,000 Titan Corp. (The) company guaranty
               8s, 2011                                               2,385,000
                                                                 --------------
                                                                     80,355,746

Commercial and Consumer Services (1.0%)
-------------------------------------------------------------------------------
     4,415,000 Coinmach Corp. sr. notes 9s, 2010                      4,657,825
     2,620,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                   3,117,800
     4,195,000 Laidlaw International, Inc. sr.
               notes 10 3/4s, 2011                                    4,829,494
                                                                 --------------
                                                                     12,605,119

Communication Services (8.2%)
-------------------------------------------------------------------------------
     1,620,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                     1,891,350
     1,047,000 Alamosa Delaware, Inc. company
               guaranty stepped-coupon  zero %
               (12s, 7/31/05), 2009 (STP)                             1,120,290
     1,225,000 Alamosa Delaware, Inc. sr. notes
               8 1/2s, 2012                                           1,316,875
       785,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                    661,363
     1,300,000 American Tower Corp. sr. notes
               7 1/2s, 2012                                           1,348,750
     2,965,000 American Towers, Inc. company
               guaranty 7 1/4s, 2011                                  3,113,250
     2,330,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                    163,100
     3,955,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                         4,310,950
       717,000 Centennial Cellular Operating Co.,
               LLC sr. sub. notes 10 3/4s, 2008                         745,680
       520,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                              465,400
     3,065,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                           3,057,338
     1,575,000 Cincinnati Bell, Inc. sr. sub. notes
               7 1/4s, 2023                                           1,515,938
     3,210,000 Citizens Communications Co. notes
               9 1/4s, 2011                                           3,731,625
     2,760,000 Citizens Communications Co. sr.
               notes 6 1/4s, 2013                                     2,742,750
     2,740,393 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                             274
     1,485,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                               1,596,375
     6,955,624 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008 (In
               default) (NON)                                               696
       495,363 Globix Corp. company guaranty 11s,
               2008 (PIK)                                               455,734
     3,030,000 Inmarsat Finance PLC company
               guaranty 7 5/8s, 2012 (United
               Kingdom)                                               3,098,175
     3,060,000 Inmarsat Finance PLC 144A company
               guaranty stepped-coupon zero %
               (10 3/8s, 11/15/08), 2012 (United
               Kingdom) (STP)                                         2,111,400
     1,025,000 iPCS, Inc. 144A sr. notes 11 1/2s,
               2012                                                   1,127,500
     2,165,000 Level 3 Financing, Inc. 144A sr.
               notes 10 3/4s, 2011                                    1,932,263
     2,855,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                    3,083,400
     6,207,000 MCI, Inc. sr. notes 7.735s, 2014                       6,346,658
       913,000 MCI, Inc. sr. notes 6.688s, 2009                         919,848
         1,000 MCI, Inc. sr. notes 5.908s, 2007                           1,013
     1,050,000 Nextel Communications, Inc. sr.
               notes 6 7/8s, 2013                                     1,134,000
     7,980,000 Nextel Communications, Inc. sr.
               notes 5.95s, 2014                                      8,119,650
     1,507,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                          1,717,980
     4,220,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                           4,642,000
     4,145,000 Qwest Communications International,
               Inc. 144A sr. notes 7 1/2s, 2014                       4,041,375
    10,230,000 Qwest Corp. 144A notes 9 1/8s, 2012                   11,636,625
     1,290,000 Qwest Services Corp. 144A notes
               14 1/2s, 2014                                          1,593,150
     1,090,000 Roger wireless Communications, Inc.
               144A sec. notes 7 1/2s,  2015
               (Canada)                                               1,130,875
     1,360,000 Roger wireless Communications, Inc.
               144A sr. sub. notes 8s,  2012
               (Canada)                                               1,411,000
     1,350,000 Rogers Cantel, Ltd. debs. 9 3/4s,
               2016 (Canada)                                          1,589,625
     4,850,000 Rural Cellular Corp. sr. sub. notes
               9 3/4s, 2010                                           4,352,875
     2,470,000 SBA Telecommunications Inc./SBA
               Communication Corp. sr. disc. notes
               stepped-coupon zero % (9 3/4s,
               12/15/07), 2011 (STP)                                  2,056,275
     2,430,000 TSI Telecommunication Services, Inc.
               company guaranty  Ser. B, 12 3/4s,
               2009                                                   2,751,975
     1,275,000 UbiquiTel Operating Co. sr. notes
               9 7/8s, 2011                                           1,399,313
     1,965,000 UbiquiTel Operating Co. 144A sr.
               notes 9 7/8s, 2011                                     2,156,588
     2,835,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                           3,061,800
                                                                 --------------
                                                                     99,653,101

Conglomerates (0.1%)
-------------------------------------------------------------------------------
       640,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                                703,844

Consumer (1.0%)
-------------------------------------------------------------------------------
     2,395,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                 2,029,763
     2,020,000 Jostens Holding Corp. sr. disc.
               notes stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                         1,434,200
     4,540,000 Jostens IH Corp. 144A company
               guaranty 7 5/8s, 2012                                  4,755,650
     3,940,000 Samsonite Corp. sr. sub. notes
               8 7/8s, 2011                                           4,191,175
                                                                 --------------
                                                                     12,410,788

Consumer Goods (1.3%)
-------------------------------------------------------------------------------
     1,190,000 Elizabeth Arden, Inc. company
               guaranty 7 3/4s, 2014                                  1,267,350
     3,650,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                  3,896,375
     2,725,000 Playtex Products, Inc. sec. notes
               8s, 2011                                               2,983,875
     2,580,000 Prestige Brands, Inc. 144A sr. sub.
               notes 9 1/4s, 2012                                     2,721,900
     3,450,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                 3,208,500
     1,030,000 Scotts Co. (The) sr. sub. notes
               6 5/8s, 2013                                           1,089,225
                                                                 --------------
                                                                     15,167,225

Consumer Services (0.7%)
-------------------------------------------------------------------------------
     2,525,000 Brand Services, Inc. company
               guaranty 12s, 2012                                     2,828,000
     2,355,000 United Rentals (North America), Inc.
               company guaranty 6 1/2s, 2012                          2,307,900
     2,845,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                  2,816,550
                                                                 --------------
                                                                      7,952,450

Energy (7.8%)
-------------------------------------------------------------------------------
     3,955,000 Arch Western Finance, LLC sr. notes
               6 3/4s, 2013                                           4,142,863
     1,380,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                     1,445,550
       865,000 Belden & Blake Corp. 144A sec. notes
               8 3/4s, 2012                                             936,363
     1,910,000 Bluewater Finance, Ltd. company
               guaranty 10 1/4s, 2012 (Cayman
               Islands)                                               2,072,350
     2,810,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                           2,957,525
     1,920,000 CHC Helicopter Corp. sr. sub. notes
               7 3/8s, 2014 (Canada)                                  2,025,600
     1,700,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                      1,946,500
     1,094,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                  1,200,665
     3,385,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                           3,723,500
     1,125,000 Chesapeake Energy Corp. sr. notes
               7s, 2014                                               1,215,000
     1,775,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                           1,837,125
     2,905,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                           3,195,500
     2,240,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                  2,475,200
       880,000 Encore Acquisition Co. sr. sub.
               notes 6 1/4s, 2014                                       897,600
     2,565,000 Exco Resources, Inc. company
               guaranty 7 1/4s, 2011                                  2,750,963
       745,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                             810,188
     2,365,000 Forest Oil Corp. sr. notes 8s, 2011                    2,684,275
       855,000 Forest Oil Corp. sr. notes 8s, 2008                      946,913
     1,315,000 Hanover Compressor Co. sr. notes 9s,
               2014                                                   1,456,363
     1,305,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                           1,415,925
     1,970,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                           1,674,500
     1,315,000 Hanover Equipment Trust sec. notes
               Ser. B, 8 3/4s, 2011                                   1,426,775
     2,350,000 Harvest Operations Corp. 144A sr.
               notes 7 7/8s, 2011 (Canada)                            2,397,000
       955,000 Hornbeck Offshore Services, Inc.
               144A sr. notes 6 1/8s, 2014                              943,063
     1,260,000 KCS Energy, Inc. sr. notes 7 1/8s,
               2012                                                   1,323,000
     1,810,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                           1,837,150
     3,070,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                   3,192,800
     3,120,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                           3,510,000
     2,095,000 Newfield Exploration Co. 144A sr.
               sub. notes 6 5/8s, 2014                                2,246,888
     1,860,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                  1,906,500
     2,200,332 Oslo Seismic Services, Inc. 1st
               mtge. 8.28s, 2011                                      2,332,768
     1,350,000 Pacific Energy Partners/Pacific
               Energy Finance Corp.  sr. notes
               7 1/8s, 2014                                           1,451,250
       960,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                  1,010,400
     2,610,000 Peabody Energy Corp. sr. notes
               5 7/8s, 2016                                           2,619,788
       650,000 Pemex Project Funding Master Trust
               company guaranty 8 5/8s, 2022                            741,000
     1,115,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                          1,219,587
     2,025,000 Petro Geo-Services notes 10s, 2010
               (Norway)                                               2,308,500
     2,100,000 Plains Exploration & Production Co.
               company guaranty  Ser. B, 8 3/4s,
               2012                                                   2,362,500
     1,855,000 Plains Exploration & Production Co.
               sr. notes 7 1/8s, 2014                                 2,040,500
       930,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                            1,046,250
     1,805,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                   1,980,988
     3,300,000 Pride International, Inc. 144A sr.
               notes 7 3/8s, 2014                                     3,654,750
     2,445,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                  2,628,375
     1,475,000 Seven Seas Petroleum, Inc. sr. notes
               Ser. B, 12 1/2s, 2005 (In default)
               (NON) (F)                                                     15
     3,525,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                    3,762,938
     1,480,529 Star Gas Propane 1st Mtge. 8.04s,
               2009                                                   1,628,582
       565,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                       604,550
     1,140,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                           1,271,100
       595,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                       639,625
                                                                 --------------
                                                                     93,897,110

Entertainment (1.7%)
-------------------------------------------------------------------------------
     1,530,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                     1,660,050
       455,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                       468,650
     4,181,000 AMC Entertainment, Inc. sr. sub.
               notes 8s, 2014                                         4,118,285
     8,395,000 Cinemark, Inc. sr. disc. notes
               stepped-coupon zero %
               (9 3/4s, 3/15/07), 2009 (STP)                          6,170,325
     2,000,000 LCE Acquisition Corp. 144A company
               guaranty 9s, 2014                                      2,150,000
     5,610,000 Six Flags, Inc. sr. notes 9 5/8s,
               2014                                                   5,518,838
                                                                 --------------
                                                                     20,086,148

Financial (1.3%)
-------------------------------------------------------------------------------
     1,205,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                 1,247,175
     2,475,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                 2,703,938
     3,350,000 E(a)Trade Finance Corp. 144A sr.
               notes 8s, 2011                                         3,576,125
     4,324,520 Finova Group, Inc. notes 7 1/2s,
               2009                                                   2,075,770
       750,000 Tengizchevroll Finance Co. 144A sec.
               notes 6.124s, 2014 (Luxembourg)                          748,125
     1,910,000 UBS AG/Jersey Branch sr. notes
               Ser. EMTN, 9.14s, 2008 (Jersey)                        2,043,700
     2,750,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                           3,135,000
                                                                 --------------
                                                                     15,529,833

Food (1.3%)
-------------------------------------------------------------------------------
       904,706 Archibald Candy Corp. company
               guaranty 10s, 2007 (In default)
               (NON) (PIK)                                              361,882
     1,045,000 ASG Consolidated LLC/ASG Finance,
               Inc. 144A sr. disc. notes
               stepped-coupon zero % (11 1/2s,
               11/1/08), 2011                                           668,800
     2,570,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                   2,717,775
       970,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                   1,062,150
     2,170,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                           2,424,975
     3,240,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                           3,215,700
       955,000 Dole Food Co. sr. notes 8 7/8s, 2011                   1,045,725
       755,000 Dole Food Co. sr. notes 8 5/8s, 2009                     826,725
       340,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                     331,500
     3,555,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                            3,217,275
                                                                 --------------
                                                                     15,872,507

Gaming & Lottery (4.1%)
-------------------------------------------------------------------------------
     1,430,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                 1,587,300
       950,000 Argosy Gaming Co. sr. sub. notes 7s,
               2014                                                   1,056,875
     1,575,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                           1,771,875
       545,000 Boyd Gaming Corp. sr. sub. notes
               7 3/4s, 2012                                             595,413
       440,000 Boyd Gaming Corp. sr. sub. notes
               6 3/4s, 2014                                             463,100
     1,485,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                1,655,775
     1,125,000 Harrah's Operating Co., Inc. company
               guaranty 8s, 2011                                      1,300,191
     1,595,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                          1,630,888
     1,240,000 Inn of the Mountain Gods sr. notes
               12s, 2010                                              1,444,600
     1,760,000 Mandalay Resort Group sr. notes
               6 3/8s, 2011                                           1,837,000
       330,000 MGM Mirage, Inc. coll. sr. notes
               6 7/8s, 2008                                             355,575
     2,850,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                           3,238,313
     1,370,000 MGM Mirage, Inc. company guaranty
               6s, 2009                                               1,402,538
       715,000 Mirage Resorts, Inc. debs. 7 1/4s,
               2017                                                     743,600
     1,715,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                1,766,450
     3,645,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                     4,082,400
     1,830,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                         2,017,575
     1,575,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                1,785,656
       510,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                       559,725
     2,345,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                2,526,738
     2,265,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 1/4s, 2012                                2,344,275
     2,515,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                          2,955,125
     2,165,000 Station Casinos, Inc. sr. notes 6s,
               2012                                                   2,229,950
     1,775,000 Station Casinos, Inc. sr. sub. notes
               6 7/8s, 2016                                           1,850,438
     4,655,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006 (In
               default) (NON)                                         4,241,869
     1,915,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                     2,183,100
     2,310,000 Wynn Las Vegas, LLC/Wynn Las Vegas
               Capital Corp. 144A 1st mtge. 6 5/8s,
               2014                                                   2,286,900
                                                                 --------------
                                                                     49,913,244

Health Care (7.1%)
-------------------------------------------------------------------------------
      1,415,000 Alderwoods Group, Inc. 144A sr.
               notes 7 3/4s, 2012                                     1,510,513
     2,315,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                  2,540,713
     2,470,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                           2,723,175
     4,270,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                   4,280,675
     1,955,000 Ellan Finance Corp. 144A sr. notes
               7 3/4s, 2011 (Ireland)                                 2,067,413
     1,500,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                          1,680,000
     1,820,000 Extendicare Health Services, Inc.
               sr. sub. notes 6 7/8s, 2014                            1,865,500
     3,090,000 HCA, Inc. debs. 7.19s, 2015                            3,193,892
     2,040,000 HCA, Inc. notes 8.36s, 2024                            2,178,345
       165,000 HCA, Inc. notes 7s, 2007                                 172,928
     1,105,000 HCA, Inc. notes 6 3/8s, 2015                           1,092,602
       980,000 HCA, Inc. notes 5 3/4s, 2014                             938,461
       930,000 HCA, Inc. sr. notes 7 7/8s, 2011                       1,016,232
     4,104,000 Healthsouth Corp. notes 7 5/8s, 2012                   4,052,700
     1,050,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                   1,080,188
       955,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                     964,550
     1,395,000 Healthsouth Corp. sr. notes 7s, 2008                   1,400,231
     1,270,000 Insight Health Services Corp. 144A
               company guaranty 9 7/8s, 2011                          1,289,050
       971,175 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                             1,047,655
     1,570,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                  1,836,900
     3,275,000 MQ Associates, Inc. sr. disc. notes
               stepped-coupon zero %
               (12 1/4s, 8/15/08), 2012 (STP)                         2,325,250
     3,040,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                           3,055,200
     3,103,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                         3,560,693
     2,885,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                     3,245,625
     1,150,000 Service Corp. International debs.
               7 7/8s, 2013                                           1,259,250
       290,000 Service Corp. International notes
               7.2s, 2006                                               301,600
        90,000 Service Corp. International notes
               6 7/8s, 2007                                              94,500
       435,000 Service Corp. International notes
               6 1/2s, 2008                                             453,488
     1,045,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                   1,139,050
     2,650,000 Service Corp. International/US 144A
               sr. notes 7s, 2016                                     2,782,500
     2,460,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                          2,687,550
     1,140,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                   1,111,500
       105,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                              97,650
     3,235,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                           3,000,463
     3,320,000 Tenet Healthcare Corp. 144A sr.
               notes 9 7/8s, 2014                                     3,569,000
     2,455,000 Triad Hospitals, Inc. sr. notes 7s,
               2012                                                   2,590,025
     5,065,000 Triad Hospitals, Inc. sr. sub. notes
               7s, 2013                                               5,191,625
     3,140,000 Universal Hospital Services, Inc.
               sr. notes 10 1/8s, 2011                                3,312,700
     1,315,000 US Oncology, Inc. 144A sr. notes 9s,
               2012                                                   1,459,650
       710,000 US Oncology, Inc. 144A sr. sub.
               notes 10 3/4s, 2014                                      811,175
     1,715,000 Vanguard Health Holding Co. II, LLC
               144A sr. sub. notes 9s, 2014                           1,822,188
     2,230,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012 (R)                          2,581,225
       690,000 Ventas Realty LP/Capital Corp. 144A
               sr. notes 6 5/8s, 2014                                   702,075
     1,180,000 VWR International, Inc. 144A sr.
               notes 6 7/8s, 2012                                     1,227,200
                                                                 --------------
                                                                     85,312,905

Homebuilding (2.3%)
-------------------------------------------------------------------------------
       965,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                  1,056,675
       615,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                    676,500
       415,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                                 464,800
     1,070,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                   1,219,800
     3,075,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                   3,117,281
     2,315,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                          2,569,650
     1,330,000 K. Hovnanian Enterprises, Inc.
               company guaranty 6 3/8s, 2014                          1,330,000
     2,475,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                     2,512,125
     1,180,000 Meritage Corp. company guaranty
               9 3/4s, 2011                                           1,312,750
       660,000 Meritage Corp. sr. notes 7s, 2014                        684,750
     2,055,000 Ryland Group, Inc. sr. sub. notes
               9 1/8s, 2011                                           2,281,050
     1,510,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                          1,721,400
     2,885,000 Standard Pacific Corp. sr. notes
               7 3/4s, 2013                                           3,130,225
       185,000 Standard Pacific Corp. sr. notes
               6 7/8s, 2011                                             193,788
     1,295,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                 1,450,400
       965,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                      1,039,788
       625,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                   698,438
     2,660,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                  2,952,600
                                                                 --------------
                                                                     28,412,020

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------
     3,770,000 Sealy Mattress Co. sr. sub. notes
               8 1/4s, 2014                                           3,986,775

Leisure (0.1%)
-------------------------------------------------------------------------------
     1,420,000 K2, Inc. 144A sr. notes 7 3/8s, 2014                   1,554,900

Lodging/Tourism (2.5%)
-------------------------------------------------------------------------------
       820,000 FelCor Lodging LP company guaranty
               9s, 2008 (R)                                             918,400
     2,715,000 Gaylord Entertainment Co. sr. notes
               8s, 2013                                               2,932,200
     1,710,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                               1,902,375
     5,608,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                       5,860,360
     2,955,000 Host Marriott LP 144A sr. notes 7s,
               2012 R                                                 3,117,525
     1,655,000 ITT Corp. debs. 7 3/8s, 2015                           1,861,875
     1,360,000 ITT Corp. notes 6 3/4s, 2005                           1,397,400
     4,815,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                         5,489,100
     1,945,000 MeriStar Hospital Corp. company
               guaranty 9 1/8s, 2011 (R)                              2,095,738
     2,250,000 MeriStar Hospital Corp. company
               guaranty 9s, 2008 (R)                                  2,373,750
     1,055,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                    1,207,975
     1,270,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                    1,355,725
                                                                 --------------
                                                                     30,512,423

Media (0.4%)
-------------------------------------------------------------------------------
     2,435,000 Affinity Group, Inc. sr. sub. notes
               9s, 2012                                               2,629,800
     1,000,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                  1,123,923
     1,500,000 Warner Music Group 144A sr. sub.
               notes 7 3/8s, 2014                                     1,537,500
                                                                 --------------
                                                                      5,291,223

Publishing (3.7%)
-------------------------------------------------------------------------------
     2,090,000 Advertising Direct 144A sr. notes
               9 1/4s, 2012 (Canada)                                  2,184,050
     6,266,600 Canada, Inc. 144A sr. sub. notes 8s,
               2012 (Canada)                                          6,705,262
     4,790,000 Dex Media West, LLC/Dex Media
               Finance Co. sr. notes Ser. B,
               8 1/2s, 2010                                          5,340,850
     2,015,000 Dex Media, Inc. disc. notes zero %,
               2013                                                   1,546,513
     3,700,000 Dex Media, Inc. notes 8s, 2013                         3,963,625
     3,645,000 Houghton Mifflin Co. sr. sub. notes
               9 7/8s, 2013                                           4,009,500
     3,670,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                           3,780,100
     2,440,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                           2,440,000
     3,465,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                   3,430,350
     1,435,000 Reader's Digest Association, Inc.
               (The) sr. notes 6 1/2s, 2011                           1,495,988
       510,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                    571,200
       820,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                             979,900
     3,595,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                  3,918,550
     2,930,000 Vertis, Inc. 144A sub. notes
               13 1/2s, 2009                                          3,105,800
     1,905,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                          1,793,081
                                                                 --------------
                                                                     45,264,769

Restaurants (0.4%)
-------------------------------------------------------------------------------
     1,046,000 Domino's, Inc. sr. sub. notes
               8 1/4s, 2011                                           1,140,140
     3,320,000 Sbarro, Inc. company guaranty 11s,
               2009                                                   3,320,000
                                                                 --------------
                                                                      4,460,140

Retail (2.7%)
-------------------------------------------------------------------------------
     1,925,000 Asbury Automotive Group, Inc. sr.
               sub. notes 8s, 2014                                    1,905,750
     3,925,000 Autonation, Inc. company guaranty
               9s, 2008                                               4,474,500
     1,595,000 Finlay Fine Jewelry Corp. sr. notes
               8 3/8s, 2012                                           1,718,613
     4,080,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                   4,778,700
       690,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                     789,188
     2,230,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                   2,402,825
       510,000 JC Penney Co., Inc. notes 9s, 2012                       627,300
       100,000 JC Penney Co., Inc. notes 8s, 2010                       114,000
     1,405,000 Jean Coutu Group, Inc. 144A sr.
               notes 7 5/8s, 2012 (Canada)                            1,468,225
     2,815,000 Jean Coutu Group, Inc. 144A sr. sub.
               notes 8 1/2s, 2014 (Canada)                            2,857,225
     2,180,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                           2,392,550
       150,000 Rite Aid Corp. debs. 6 7/8s, 2013                        136,500
       310,000 Rite Aid Corp. notes 7 1/8s, 2007                        313,100
       730,000 Rite Aid Corp. sec. notes 8 1/8s,
               2010                                                     777,450
     1,755,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                   1,812,038
       145,000 Rite Aid Corp. 144A notes 6s, 2005                       147,538
     3,243,000 Saks, Inc. company guaranty 7s, 2013                   3,291,645
     2,440,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                  2,726,700
                                                                 --------------
                                                                     32,733,847

Technology (3.4%)
-------------------------------------------------------------------------------
     3,470,000 Advanced Micro Devices, Inc. 144A
               sr. notes 7 3/4s, 2012                                 3,539,400
     1,826,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                 2,140,985
     1,220,000 Amkor Technologies, Inc. sr. notes
               7 3/4s, 2013                                           1,076,650
     1,315,000 Amkor Technologies, Inc. sr. sub.
               notes 10 1/2s, 2009                                    1,229,525
     2,765,000 Celestica, Inc. sr.sub. notes
               7 7/8s, 2011 (Canada)                                  2,930,900
     2,820,000 Freescale Semiconductor, Inc. sr.
               notes 7 1/8s, 2014                                     3,017,400
     4,170,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                           4,420,200
       175,000 Iron Mountain, Inc. sr. sub. notes
               8 1/4s, 2011                                             180,250
       310,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                             264,275
     4,185,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                            3,588,638
       190,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                             195,700
     1,220,000 New ASAT Finance, Ltd. 144A company
               guaranty 9 1/4s, 2011 (Cayman
               Islands)                                               1,085,800
     1,963,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                     2,247,635
     1,185,000 SCG Holding Corp. 144A notes zero %,
               2011                                                   1,694,550
     1,570,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                               1,687,750
     3,005,000 UGS Corp. 144A sr. sub. notes 10s,
               2012                                                   3,425,700
     1,565,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                   1,635,425
     4,285,000 Xerox Corp. sr. notes 7 5/8s, 2013                     4,702,788
     1,875,000 Xerox Corp. sr. notes 6 7/8s, 2011                     1,982,813
                                                                 --------------
                                                                     41,046,384

Textiles (1.0%)
-------------------------------------------------------------------------------
     4,065,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                          4,288,575
     1,740,000 Oxford Industries, Inc. sr. notes
               8 7/8s, 2011                                           1,879,200
       765,000 Phillips-Van Heusen Corp. sr. notes
               7 1/4s, 2011                                             801,338
     2,770,000 Russell Corp. company guaranty
               9 1/4s, 2010                                           2,995,063
     1,591,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                   1,821,695
                                                                 --------------
                                                                     11,785,871

Tire & Rubber (0.4%)
-------------------------------------------------------------------------------
       335,000 Goodyear Tire & Rubber Co. (The)
               notes 8 1/2s, 2007                                       355,100
     3,250,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                     3,225,625
       750,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                       750,000
                                                                 --------------
                                                                      4,330,725

Tobacco (0.1%)
-------------------------------------------------------------------------------
     1,280,000 North Atlantic Trading Co. sr. notes
               9 1/4s, 2012                                             998,400

Transportation (0.8%)
-------------------------------------------------------------------------------
     2,045,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                   1,886,513
     3,085,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                          2,437,150
     3,170,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                          3,597,950
       700,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                            728,875
       900,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                         1,019,250
       233,000 United AirLines, Inc. debs. 9 1/8s,
               2012 (In default) (NON)                                   13,980
                                                                 --------------
                                                                      9,683,718

Utilities & Power (8.8%)
-------------------------------------------------------------------------------
     2,960,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                   3,404,000
     3,055,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                           3,467,425
     2,305,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                           2,610,413
     1,300,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                    1,485,250
     1,045,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                     1,120,404
       905,000 CenterPoint Energy Resources Corp.
               sr. notes Ser. B, 7 7/8s, 2013                         1,063,703
       370,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                    370,750
     2,930,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                   3,244,975
     1,000,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                   1,137,500
       740,000 CMS Energy Corp. sr. notes 7 3/4s,
               2010                                                     808,450
     3,380,000 DPL, Inc. sr. notes 6 7/8s, 2011                       3,675,750
     1,200,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                           1,158,000
     5,675,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                    6,625,563
     1,460,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                           1,481,900
     2,180,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                           2,103,700
     1,230,000 Edison Mission Energy sr. notes 10s,
               2008                                                   1,426,800
        50,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                              59,125
       745,000 El Paso CGP Co. notes 7 3/4s, 2010                       767,350
     1,600,000 El Paso Corp. sr. notes 7 3/8s, 2012                   1,596,000
     3,370,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                           3,100,400
       765,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                             872,100
     3,820,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                          3,982,350
     2,200,000 Ferrellgas Partners LP/Ferrellgas
               Partners Finance sr. notes  6 3/4s,
               2014                                                   2,266,000
       870,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                     898,006
     4,395,000 Midwest Generation, LLC sec. sr.
               notes 8 3/4s, 2034                                     4,982,831
     3,195,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    4,005,731
     1,320,000 Monongahela Power Co. 144A 1st.
               mtge. 6.7s, 2014                                       1,450,147
     2,105,000 Nevada Power Co. 2nd mtge. 9s, 2013                    2,441,800
       955,000 Nevada Power Co. 144A general ref.
               mtge. 5 7/8s, 2015                                       959,775
     1,260,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                  1,406,475
     1,285,000 Norwest Corp./OLD 144A sec. notes
               5 7/8s, 2014                                           1,310,839
     7,110,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                               7,856,550
     2,285,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                              2,879,100
       590,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                         602,208
     2,290,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                           2,450,300
     1,855,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                   2,031,225
       515,000 Sierra Pacific Power Co. general
               ref. mtge. 6 1/4s, 2012                                  538,175
     3,150,000 Sierra Pacific Resources sr. notes
               8 5/8s, 2014                                           3,591,000
       445,000 Southern California Edison Co. notes
               6 3/8s, 2006                                             460,273
     1,175,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                   1,360,063
       680,000 Teco Energy, Inc. notes 7.2s, 2011                       751,400
     1,165,000 Teco Energy, Inc. notes 7s, 2012                       1,269,850
       305,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                     298,900
     1,590,000 Tennessee Gas Pipeline Co. unsecd.
               notes 7 1/2s, 2017                                     1,735,088
       350,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                       379,750
     4,065,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s, 2011
               (Canada)                                               4,268,250
     1,355,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                            1,537,925
     1,671,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                           1,873,542
     2,150,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                           2,483,250
     1,225,000 Williams Cos., Inc. (The) notes
               7 3/4s, 2031                                           1,283,188
     3,075,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                           3,428,625
     1,925,252 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON) (F)                                                    193
                                                                 --------------
                                                                    106,362,367
                                                                 --------------
               Total Corporate bonds and notes
               (cost $1,019,532,883)                             $1,059,724,977

Asset-backed securities (3.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,805,000 CDO Repackaging Trust Series 144A
               Ser. 03-3, Class A, 9.49s, 2008                       $1,935,863
       785,000 Denali Capital CLO III Ltd. FRN
               Ser. B-2L, 10.08s, 2015 (Cayman
               Islands)                                                 805,781
       615,000 Dryden Leveraged Loan CDO 144A FRN
               Ser. 03-4A, Class D,  10.56s, 2015                       627,300
     1,825,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A, Class
               5A, 10.591s, 2015 (Cayman Islands)                     1,877,469
     2,382,544 Neon Capital, Ltd. 144A limited
               recourse sec. notes Ser. 98,
               1.637s, 2014 (Cayman Islands) (f) (F)                  1,987,363
     6,684,836 Neon Capital, Ltd. 144A limited
               recourse sec. notes Ser. 97,
               1.105s, 2013 (Cayman Islands) (f) (F)                  5,946,355
    14,668,569 Neon Capital, Ltd. 144A limited
               recourse sec. notes Ser. 96,
               1.458s, 2013 (Cayman Islands) (f)
               (g) (F)                                               13,688,005
     3,901,050 Neon Capital, Ltd. 144A limited
               recourse sec. notes Ser. 95,
               2.319s, 2013 (Cayman Islands) (f) (F)                 10,026,280
     6,271,893 Neon Capital, Ltd. 144A limited
               recourse sec. notes Ser. 94,
               1.686s, 2013 (Cayman Islands) (f) (F)                  5,118,461
       725,000 Octagon Investment Parties VI, Ltd.
               FRN Ser. 03-6A, Class B2L,  9.46s,
               2016                                                     751,734
     2,460,000 Providian Gateway Master Trust Ser.
               02, Class B, zero %, 2006                              2,217,239
     1,305,000 Verdi Synthetic CLO 144A Ser. 1A,
               Class E2, 11.15s, 2010                                 1,310,709
                                                                 --------------
               Total Asset-backed securities
               (cost $42,769,422)                                   $46,292,559

Senior loans (2.5%) (a) (c)
Principal amount                                                          Value

Automotive (--%)
-------------------------------------------------------------------------------
      $154,009 Tenneco Automotive, Inc. bank term
               loan FRN 4.88s, 2010                                    $156,640
        69,828 Tenneco Automotive, Inc. bank term
               loan FRN 4.84s, 2010                                      71,020
                                                                 --------------
                                                                        227,660

Basic Materials (0.3%)
-------------------------------------------------------------------------------
       372,750 Buckeye Technologies, Inc. bank term
               loan FRN 4.51s, 2010                                     377,720
       287,543 Graphics Packaging bank term loan
               FRN Ser. C, 4.504s, 2010                                 292,647
       522,375 Hercules, Inc. bank term loan FRN
               Ser. B, 3.95s, 2010                                      525,248
     1,490,000 Huntsman bank term loan FRN Ser. B,
               5.67s, 2010                                            1,514,213
       228,898 Nalco Co. bank term loan FRN Ser. B,
               3.995s, 2010                                             230,973
       262,971 SGL Carbon, LLC bank term loan FRN
               4.949s, 2009                                             264,286
       297,750 St. Mary's Cement Corp. bank term
               loan FRN Ser. B, 3.975s, 2009                            300,541
                                                                 --------------
                                                                      3,505,628

Beverage (--%)
-------------------------------------------------------------------------------
       173,440 Constellation Brands, Inc. bank term
               loan FRN 3 1/2s, 2008                                    173,874

Cable Television (--%)
-------------------------------------------------------------------------------
       359,100 Charter Communications Holdings,
               LLC/Capital Corp. bank term  loan
               FRN Ser. B, 5.380s, 2011                                 358,042

Capital Goods (0.2%)
-------------------------------------------------------------------------------
       231,077 Allied Waste Industries, Inc. bank
               term loan FRN 4.749s, 2010                               234,048
        39,247 Allied Waste Industries, Inc. bank
               term loan FRN Ser. C, 1.84s, 2010                         39,700
       376,176 Amsted Industries bank term loan FRN
               4.884s, 2010                                             380,408
       284,917 EaglePicher bank term loan FRN
               Ser. B, 4.863s, 2009                                     285,629
       186,750 Goodman Manufacturing bank term loan
               FRN Ser. B, 4.031s, 2009                                 187,217
       177,944 Invensys, PLC bank term loan FRN
               Ser. B-1, 5.477s, 2009 (United
               Kingdom)                                                 180,168
       212,615 Mueller Group bank term loan FRN
               4.71s, 2011                                              213,678
       288,750 Roper bank term loan FRN 4.042s,
               2008                                                     288,750
       223,313 Solo Cup Co. bank term loan FRN
               4.531s, 2011                                             227,430
                                                                 --------------
                                                                      2,037,028

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------
       198,000 IESI Corp. bank term loan FRN
               5.079s, 2010                                             199,485

Communication Services (0.1%)
-------------------------------------------------------------------------------
       149,500 Consolidated Communications bank
               term loan FRN Ser. C, 4.645s, 2012                       151,742
       129,021 PanAmSat Corp. bank term loan FRN
               Ser. B, 4.88s, 2011                                      129,798
       300,625 Qwest Communications International,
               Inc. bank term loan FRN
               Ser. A, 6 1/2s, 2007                                     313,151
       149,625 SBA Senior Finance, Inc. bank term
               loan FRN 5.559s, 2008                                    150,934
       500,000 TSI (Synaverse) bank term loan FRN
               Ser. B, 4.807s, 2010                                     504,688
                                                                 --------------
                                                                      1,250,313

Consumer Cyclicals (0.4%)
-------------------------------------------------------------------------------
       335,926 Dex Media West, LLC bank term loan
               FRN Ser. B, 3.733s, 2010                                 338,585
     1,165,000 Federal Mogul Corp. bank term loan
               FRN Ser. A, 4.21s, 2005                                1,101,508
     2,700,000 Federal Mogul Corp. bank term loan
               FRN Ser. B, 4.46s, 2005                                2,553,525
       264,165 Hayes Lemmerz International, Inc.
               bank term loan FRN 5.990s, 2009                          266,476
       150,000 Landsource bank term loan FRN
               Ser. B, 4.688s, 2010                                     152,250
       640,287 Scientific Gaming bank term loan FRN
               Ser. D, 4 1/2s, 2008                                     648,290
       208,950 TRW Automotive bank term loan FRN
               Ser. D-1, 4 1/8s, 2011                                   210,308
                                                                 --------------
                                                                      5,270,942

Consumer Staples (0.6%)
-------------------------------------------------------------------------------
       235,841 AMF Bowling Worldwide bank term loan
               FRN Ser. B, 5.299s, 2009                                 237,905
     2,290,000 Century Cable Holdings bank term
               loan FRN 7s, 2009                                      2,272,825
       317,991 Del Monte Foods Co. bank term loan
               FRN Ser. B, 4.38s, 2010                                  323,257
       231,257 DirecTV bank term loan FRN Ser. B-2,
               4.021s, 2010                                             234,495
       180,000 Dole Holding Co. bank term loan FRN
               7s, 2010                                                 183,825
       266,818 Itron, Inc. bank term loan FRN
               4 1/4s, 2010                                             268,819
       125,000 Lions Gate Entertainment bank term
               loan FRN 5.23s, 2008 (Canada)                            126,250
     1,250,000 Mediacom bank term loan FRN Ser. B,
               4.378s, 2012                                           1,259,151
       270,000 MGM bank term loan FRN Ser. B,
               4.48s, 2011                                              270,675
     1,670,000 Olympus Cable bank term loan FRN
               Ser. B, 6 3/4s, 2010                                   1,650,691
                                                                 --------------
                                                                      6,827,893

Energy (0.1%)
-------------------------------------------------------------------------------
       270,000 Dresser, Inc. bank term loan FRN
               5.84s, 2010                                              274,050
        89,159 Magellan Midstream Holdings bank
               term loan FRN 4.65s, 2008                                 90,496
       870,227 Trico Marine Services, Inc. bank
               term loan FRN 10.389s, 2009                              835,418
                                                                 --------------
                                                                      1,199,964

Entertainment (--%)
-------------------------------------------------------------------------------
        90,318 Six Flags, Inc. bank term loan FRN
               Ser. B, 4.57s, 2009                                       91,108

Financial (0.1%)
-------------------------------------------------------------------------------
     1,000,000 General Growth Properties bank term
               loan FRN Ser. B, 4.35s, 2008                           1,003,438

Food (0.1%)
-------------------------------------------------------------------------------
       522,375 Pinnacle Foods Holding Corp. bank
               term loan FRN 4.260s, 2010                               521,287

Health Care (0.3%)
-------------------------------------------------------------------------------
       247,500 Beverly Enterprises, Inc. bank term
               loan FRN 4.510s, 2008                                    250,800
       180,000 Community Health Systems, Inc. bank
               term loan FRN Ser. B, 3.54s, 2011                        181,406
       394,802 Concentra bank term loan FRN 4.26s,
               2009                                                     398,256
       692,175 DaVita, Inc. bank term loan FRN
               Ser. B, 4.055s, 2009                                     700,503
       179,550 Fisher Scientific International,
               Inc. bank term loan FRN
               Ser. B, 3.681s, 2011                                     181,009
       198,000 Hanger Orthopedic Group, Inc. bank
               term loan FRN 5.475s, 2009                               199,238
       220,375 Kinetic Concepts, Inc. bank term
               loan FRN Ser. B, 3.98s, 2011                             223,222
       228,359 Medex, Inc. bank term loan FRN
               Ser. B, 5.13s, 2009                                      230,833
       740,268 Triad Hospitals, Inc. bank term loan
               FRN Ser. B, 4.21s, 2008                                  749,774
        32,380 VWR International, Inc. bank term
               loan FRN Ser. B, 4.58s, 2011                              32,947
                                                                 --------------
                                                                      3,147,988

Household Furniture and Appliances (--%)
-------------------------------------------------------------------------------
       151,071 Sealy Mattress Co. bank term loan
               FRN Ser. C, 4.276s, 2012                                 153,337

Media (0.1%)
-------------------------------------------------------------------------------
       595,500 Warner Music Group bank term loan
               FRN Ser. B, 4.680s, 2011                                 604,433

Publishing (--%)
-------------------------------------------------------------------------------
       247,500 WRC Media Corp. bank term loan FRN
               6.761s, 2009                                             245,644

Tire & Rubber (--%)
-------------------------------------------------------------------------------
       180,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 6.43s, 2006                           182,138
       225,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 4.6s, 2007                            227,180
                                                                 --------------
                                                                        409,318

Transportation (--%)
-------------------------------------------------------------------------------
       199,328 Pacer International, Inc. bank term
               loan FRN 4.269s, 2010                                    201,820

Utilities & Power (0.2%)
-------------------------------------------------------------------------------
     1,445,000 El Paso Corp. bank term loan FRN
               Class B, 4.77s, 2009                                   1,454,484
       870,000 El Paso Corp. bank term loan FRN,
               4.77s, 2009                                              873,525
        75,000 Mission Energy Holding Co. bank term
               loan FRN 7s, 2006                                         75,117
       180,000 Unisource Energy bank term loan FRN
               Ser. B, 5.652s, 2011                                     177,975
       182,694 Williams Products bank term loan FRN
               Ser. C, 4.59s, 2007                                      185,130
                                                                 --------------
                                                                      2,766,231
                                                                 --------------
               Total Senior loans
               (cost $29,763,697)                                   $30,195,433

Foreign government bonds and notes (1.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $910,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                         $1,030,575
       690,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                   779,010
     1,155,000 Colombia (Republic of) notes
               10 3/4s, 2013                                          1,353,660
     2,580,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 8s, 2030                     2,213,640
       915,000 Peru (Republic of) bonds 8 3/4s,
               2033                                                     924,608
       220,000 Philippines (Republic of) bonds
               8 3/8s, 2011                                             220,000
     2,765,000 Philippines (Republic of) sr. notes
               8 7/8s, 2015                                           2,727,673
     2,990,000 Russia (Federation of) unsub.
               stepped-coupon 5s  (7 1/2s,
               3/31/07), 2030 (STP)                                   2,967,575
       333,676 Ukraine (Government of) sr. notes
               Ser. REGS, 11s, 2007                                     349,109
     2,830,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                   3,203,560
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $14,074,293)                             $15,769,410

Collateralized mortgage obligations (0.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               DLJ Commercial Mortgage Corp.
      $493,418 Ser. 98-CF2, Class B4, 6.04s, 2031                      $492,747
     1,581,791 Ser. 98-CF2, Class B5, 5.95s, 2031                     1,021,821
               GE Capital Commercial Mortgage Corp.
               144A
     1,025,000 Ser. 00-1, Class G, 6.131s, 2033                         899,635
       577,000 Ser. 00-1, Class H, 6.131s, 2033                         418,573
       912,750 GMAC Commercial Mortgage Securities,
               Inc. 144A Ser. 99-C3,  Class G,
               6.974s, 2036                                             723,318
       437,000 LB Commercial Conduit Mortgage Trust
               144A Ser. 99-C1, Class G,  6.41s,
               2031                                                     341,418
               Mach One Commercial Mortgage Trust
               144A
       730,000 Ser. 04-1A, Class J, 5.45s, 2040                         601,958
       365,000 Ser. 04-1A, Class K, 5.45s, 2040                         293,205
       165,000 Ser. 04-1A, Class L, 5.45s, 2040                         118,454
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $4,637,580)                         $4,911,129

Convertible bonds and notes (0.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,220,000 Fairchild Semiconductor
               International, Inc. cv. company
               guaranty 5s, 2008                                     $1,227,625
       910,000 WCI Communities, Inc. cv. sr. sub.
               notes 4s, 2023                                         1,053,325
                                                                 --------------
               Total Convertible bonds and notes
               (cost $2,273,701)                                     $2,280,950

Brady bonds (0.2%) (a) (cost $1,822,427)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,958,000 Peru (Republic of) FRB Ser. PDI, 5s,
               2017                                                  $1,830,730

Short-term investments (2.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $10,000,000 Canadian Imperial Bank of Commerce
               for an effective yield
               1.11%, December 20, 2004 (Canada)                     $9,999,210
    20,899,913 Putnam Prime Money Market Fund (e)                    20,899,913
                                                                 --------------
               Total Short-term investments
               (cost $30,899,123)                                   $30,899,123
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,145,773,126)                             $1,191,904,311
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,207,773,317.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (F) Securities are valued at fair value following procedures approved by the Trustees.

  (R) Real Estate Investment Trust.

  (c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. Theses loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at November 30, 2004. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at November 30, 2004.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

  (f) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

  (g) The notes are primarily secured by shares of PSF Group Holdings, Inc. class A common stock valued at approximately $10.6 million.


Forward currency contracts to buy at November 30, 2004

                                                        Aggregate          Delivery        Unrealized
                                          Value        face value              date      appreciation
------------------------------------------------------------------------------------------------------
Canadian Dollar                        $507,166          $460,464          12/15/04           $46,702
------------------------------------------------------------------------------------------------------


Forward currency contracts to sell at November 30, 2004

                                                        Aggregate          Delivery        Unrealized
                                          Value        face value              date      depreciation
------------------------------------------------------------------------------------------------------
Euro                                 $7,098,986        $7,077,880           3/16/05          $(21,106)
------------------------------------------------------------------------------------------------------


Total return swap contracts outstanding at November 30, 2004

                                                         Notional       Termination        Unrealized
                                                           amount              date      appreciation
------------------------------------------------------------------------------------------------------
Agreement with Lehman Brothers Special
Financing, Inc. dated June 16, 2003 to receive
(pay) quarterly the notional amount multiplied
by the return of the Lehman U.S. High Yield
Index and pay quarterly the notional amount
multiplied by the three month USD-LIBOR
adjusted by a specified spread.                       $11,422,721            6/1/05          $486,720
------------------------------------------------------------------------------------------------------

Credit default contracts outstanding at November 30, 2004

                                                                                           Unrealized
                                                         Notional                       appreciation/
                                                           amount             Value      depreciation
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the
fund receives a payment of the outstanding
notional amount times 2.35% and the fund
pays in the event of a credit default in one
of the underlying securities in the basket
of BB CMBS securities.                                   $440,000          $445,693            $6,555
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced
to zero or the date on which the assets
securing the reference obligation are
liquidated, the fund receives a payment
of the outstanding notional amount times
2.55625% and the fund pays in the event
of a credit default in one of the underlying
securities in the basket of BB CMBS securities.           440,000           441,309             2,246
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the
date on which the notional amount is reduced
to zero or the date on which the assets securing
the reference obligation are liquidated, the fund
receives a payment of the outstanding notional
amount times 2.4625% and the fund pays in the
event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.           220,000           223,445             3,896
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing the
reference obligation are liquidated, the fund
receives a payment of the outstanding notional
amount times 2.433% and the fund pays in the
event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.           165,000           167,864             3,087
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the fund
receives a payment of the outstanding notional
amount times 2.475% and the fund pays in the
event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.           110,000           110,949             1,176
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the fund
receives a payment of the outstanding notional
amount times 2.5% and the fund pays in the event
of a credit default in one of the underlying
securities in the basket of BB CMBS securities.            55,000            57,133             2,248
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the fund
receives a payment of the outstanding notional
amount times 2.6% and the fund pays in the event
of a credit default in one of the underlying
securities in the basket of BB CMBS securities.            55,000            53,433            (1,448)
------------------------------------------------------------------------------------------------------
                                                                                              $17,760
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,124,873,213)          $1,171,004,398
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $20,899,913) (Note 5)          20,899,913
-------------------------------------------------------------------------------
Cash                                                                  575,736
-------------------------------------------------------------------------------
Interest and other receivables                                     23,088,360
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,615,218
-------------------------------------------------------------------------------
Receivable for securities sold                                      5,230,445
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           486,720
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                46,702
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)              63,523
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                  19,208
-------------------------------------------------------------------------------
Total assets                                                    1,224,030,223

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    8,368,619
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          4,008,169
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,892,468
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            301,832
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                185,697
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,451
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                541,106
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                   21,106
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                669,455
-------------------------------------------------------------------------------
Payable for credit default contracts (Note 1)                           1,448
-------------------------------------------------------------------------------
Other accrued expenses                                                262,555
-------------------------------------------------------------------------------
Total liabilities                                                  16,256,906
-------------------------------------------------------------------------------
Net assets                                                     $1,207,773,317

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4) $2,457,883,088
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)         (4,618,739)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)         (1,292,134,979)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         46,643,947
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,207,773,317

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($484,371,887 divided by 78,621,722 shares)                             $6.16
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $6.16)*                  $6.45
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($123,263,333 divided by 20,262,735 shares)**                           $6.08
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($573,454,596 divided by 92,877,409 shares)                             $6.17
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.17)*                  $6.38
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($26,683,501 divided by 4,257,278 shares)                 $6.27
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.

Statement of operations
Year ended November 30, 2004

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $279,058 from
investments in affiliated issuers) (Note 5)                      $104,396,023
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $6,154)                              292,118
-------------------------------------------------------------------------------
Securities lending                                                          2
-------------------------------------------------------------------------------
Total investment income                                           104,688,143

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2 and 5)                              7,943,652
-------------------------------------------------------------------------------
Investor servicing (Note 2)                                         1,601,104
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               241,513
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             45,475
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       25,889
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,215,865
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,570,962
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               2,972,619
-------------------------------------------------------------------------------
Other                                                                 563,883
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 8)                                    80,806
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 8)                              (80,806)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (30,667)
-------------------------------------------------------------------------------
Total expenses                                                     16,150,295
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (42,618)
-------------------------------------------------------------------------------
Net expenses                                                       16,107,677
-------------------------------------------------------------------------------
Net investment income                                              88,580,466
-------------------------------------------------------------------------------
Net realized loss on investments (including net realized
loss of $25,027,727 on sales of investments in affiliated
issuers (Notes 1, 3 and 6)                                        (87,629,419)
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        4,882,516
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                328,447
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (1,518,993)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                    824,442
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, swap contracts
and credit default contracts during the year                      143,173,374
-------------------------------------------------------------------------------
Net gain on investments                                            60,060,367
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $148,640,833
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended November 30
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $88,580,466     $119,903,477
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                            (83,937,449)     (97,072,008)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments       143,997,816      286,209,237
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       148,640,833      309,040,706
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (35,440,021)     (46,294,044)
-------------------------------------------------------------------------------
Class B                                          (10,517,923)     (20,604,626)
-------------------------------------------------------------------------------
Class M                                          (42,192,839)     (58,221,075)
-------------------------------------------------------------------------------
Class Y                                           (1,781,949)      (1,913,562)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              17,373               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (220,380,374)     (83,475,786)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (161,654,900)      98,531,613

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,369,428,217    1,270,896,604
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of
$4,618,739 and $11,334,049, respectively)     $1,207,773,317   $1,369,428,217
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended November 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $5.88           $5.17           $5.84           $6.30           $7.72
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .43 (d)         .48             .56             .68             .81
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .29             .73            (.62)           (.40)          (1.41)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .72            1.21            (.06)            .28            (.60)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.44)           (.50)           (.58)           (.71)           (.82)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --              --            (.03)           (.03)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.44)           (.50)           (.61)           (.74)           (.82)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $6.16           $5.88           $5.17           $5.84           $6.30
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           12.72           24.65           (0.93)           4.46           (8.69)
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $484,372        $507,140        $462,586        $561,101        $625,449
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.07 (d)        1.03            1.03            1.00             .95
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         7.22 (d)        8.61           10.35           11.01           10.96
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           53.33           78.78           60.35           81.23           68.37
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                Year ended November 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $5.81           $5.12           $5.79           $6.27           $7.68
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .38 (d)         .43             .52             .63             .75
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .28             .72            (.62)           (.42)          (1.39)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .66            1.15            (.10)            .21            (.64)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.39)           (.46)           (.54)           (.66)           (.77)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --              --            (.03)           (.03)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.39)           (.46)           (.57)           (.69)           (.77)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $6.08           $5.81           $5.12           $5.79           $6.27
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           11.84           23.56           (1.71)           3.35           (9.29)
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $123,263        $199,990        $258,113        $372,989        $482,280
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.82 (d)        1.78            1.78            1.75            1.70
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         6.50 (d)        7.94            9.58           10.27           10.20
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           53.33           78.78           60.35           81.23           68.37
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                Year ended November 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $5.89           $5.18           $5.85           $6.29           $7.71
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .42 (d)         .47             .55             .67             .79
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .29             .73            (.62)           (.38)          (1.40)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .71            1.20            (.07)            .29            (.61)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.43)           (.49)           (.57)           (.70)           (.81)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --              --            (.03)           (.03)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.43)           (.49)           (.60)           (.73)           (.81)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $6.17           $5.89           $5.18           $5.85           $6.29
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           12.47           24.32           (1.15)           4.59           (8.92)
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $573,455        $638,046        $534,636        $693,973        $534,387
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.32 (d)        1.28            1.28            1.25            1.20
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         6.98 (d)        8.34           10.10           10.75           10.71
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           53.33           78.78           60.35           81.23           68.37
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                Year ended November 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $5.97           $5.23           $5.88           $6.32           $7.72
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .45 (d)         .50             .59             .68             .84
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .30             .76            (.62)           (.37)          (1.40)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .75            1.26            (.03)            .31            (.56)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.45)           (.52)           (.59)           (.72)           (.84)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --              --            (.03)           (.03)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.45)           (.52)           (.62)           (.75)           (.84)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $6.27           $5.97           $5.23           $5.88           $6.32
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           13.09           25.21           (0.36)           4.97           (8.20)
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $26,684         $24,253         $15,562         $15,278          $7,122
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          .82 (d)         .78             .78             .75             .70
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         7.46 (d)        8.83           10.60           11.33           11.30
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           53.33           78.78           60.35           81.23           68.37
-----------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(e) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2004

Note 1
Significant accounting policies

Putnam High Yield Advantage Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of high-yielding, lower-rated corporate bonds. These securities may have a higher rate of default due to the nature of the investments. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, and trust companies.

Prior to April 19, 2004 a redemption fee of 1.00% which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an Exemptive Order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts out standing at period end, if any, are listed after the fund's portfolio.

I) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At November 30, 2004, the fund had no securities out on loan.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2004, the fund had a capital loss carryover of $1,291,899,027 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
-------------------------------------
  $299,611,582      November 30, 2007
   217,396,296      November 30, 2008
   265,227,969      November 30, 2009
   309,407,794      November 30, 2010
   104,325,628      November 30, 2011
    95,929,758      November 30, 2012

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, interest on payment-in-kind securities, income on swap contracts, and amortization/accretion.. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2004, the fund reclassified $8,067,576 to decrease distributions in excess of net investment income and $2,002,555 to increase paid-in-capital, with an increase to accumulated net realized losses of $10,070,131.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $83,347,041
Unrealized depreciation            (41,034,863)
                                  ------------
Net unrealized appreciation         42,312,178
Undistributed ordinary income          493,296
Capital loss carryforward       (1,291,899,027)
Cost for federal income
tax purposes                    $1,149,592,133

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of then next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2005, to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended November 30, 2004, Putnam Management did not waive any of its management fee from the fund.

For the period ended November 30, 2004, Putnam Management has assumed $80,806 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

Effective September 13, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended November 30, 2004, the fund paid PFTC $1,609,543 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2004, the fund's expenses were reduced by $42,618 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,036 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at annual rates of up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended November 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $7,766 and $2,405 from the sale of class A and class M shares, respectively and $59,717 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2004, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $638,391,019 and $820,491,755, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At November 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,071,625       $78,245,789
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,563,145        21,257,776
----------------------------------------------------------------
                                    16,634,770        99,503,565

Shares repurchased                 (24,287,882)     (145,118,352)
----------------------------------------------------------------
Net decrease                        (7,653,112)     $(45,614,787)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         28,188,329      $157,328,392
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     5,513,070        30,232,108
----------------------------------------------------------------
                                    33,701,399       187,560,500

Shares repurchased                 (36,917,620)     (207,771,318)
----------------------------------------------------------------
Net decrease                        (3,216,221)     $(20,210,818)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            576,367        $3,408,521
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,045,000         6,159,850
----------------------------------------------------------------
                                     1,621,367         9,568,371

Shares repurchased                 (15,788,856)      (93,303,830)
----------------------------------------------------------------
Net decrease                       (14,167,489)     $(83,735,459)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,626,969        $8,822,699
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,165,044        11,693,609
----------------------------------------------------------------
                                     3,792,013        20,516,308

Shares repurchased                 (19,796,484)     (109,110,360)
----------------------------------------------------------------
Net decrease                       (16,004,471)     $(88,594,052)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         18,382,493      $110,530,522
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       106,819           651,941
----------------------------------------------------------------
                                    18,489,312       111,182,463

Shares repurchased                 (33,882,136)     (203,387,355)
----------------------------------------------------------------
Net decrease                       (15,392,824)     $(92,204,892)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         56,328,086      $310,148,376
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       182,088           999,029
----------------------------------------------------------------
                                    56,510,174       311,147,405

Shares repurchased                 (51,535,585)     (291,712,357)
----------------------------------------------------------------
Net increase                         4,974,589       $19,435,048
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,672,438       $10,245,546
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       293,816         1,781,949
----------------------------------------------------------------
                                     1,966,254        12,027,495

Shares repurchased                  (1,771,485)      (10,852,731)
----------------------------------------------------------------
Net increase                           194,769        $1,174,764
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,340,522       $12,994,936
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       340,829         1,913,562
----------------------------------------------------------------
                                     2,681,351        14,908,498

Shares repurchased                  (1,593,438)       (9,014,462)
----------------------------------------------------------------
Net increase                         1,087,913        $5,894,036
----------------------------------------------------------------

Note 5
Investment in Putnam
Prime Money Market Fund

Pursuant to an Exemptive Order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended November 30, 2004, management fees paid were reduced by $30,667 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $279,058 for the period ended November 30, 2004.

Note 6
Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:


                                 Purchase           Sales        Dividend          Market
Affiliates                           cost            cost          income           value
------------------------------------------------------------------------------------------
Jasper Energy 144A Class A*           $--             $--             $--             $--
PSF Holdings Inc 144 A Class           --      24,256,158              --              --
XCL Equity Units                       --      17,289,640              --              --
York Research Corp 144A*               --              --              --              --
------------------------------------------------------------------------------------------
Totals                                $--     $41,545,798             $--             $--
------------------------------------------------------------------------------------------

* Securities removed from portfolio as a result of a corporate action.

  Market values are shown for those securities affiliated at period end.

Note 8
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemp tions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Results of November 11, 2004 shareholder meeting
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004.

At the meeting, each of the nominees for Trustees was elected, as follows:

                                Votes               Votes
                                for                 withheld
-------------------------------------------------------------------------------
Jameson A. Baxter               175,095,605         3,523,081
Charles B. Curtis               175,099,183         3,519,503
Myra R. Drucker                 175,130,580         3,488,106
Charles E. Haldeman, Jr.        175,115,812         3,502,874
John A. Hill                    174,356,148         4,262,358
Ronald J. Jackson               175,158,156         3,460,530
Paul L. Joskow                  175,095,587         3,523,099
Elizabeth T. Kennan             175,067,354         3,551,332
John H. Mullin, III             175,073,110         3,545,576
Robert E. Patterson             175,111,465         3,507,221
George Putnam, III              174,957,437         3,661,249
A.J.C. Smith                    174,951,227         3,667,459
W. Thomas Stephens              175,068,512         3,550,174
Richard B. Worley               175,078,766         3,539,920

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                                Votes               Votes
                                for                 against         Abstentions
-------------------------------------------------------------------------------
                                147,484,846         4,171,974       26,961,865

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                                Votes               Votes
                                for                 against         Abstentions
-------------------------------------------------------------------------------
                                147,756,779         4,145,703       26,716,203

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund as follows:

                                Votes               Votes
                                for                 against         Abstentions
-------------------------------------------------------------------------------
                                149,219,927         2,814,409       26,584,350

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was approved as follows:

                                Votes               Votes
                                for                 against         Abstentions
-------------------------------------------------------------------------------
                                51,755,134          4,175,968       122,687,584

All tabulations are rounded to nearest whole number.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) and was, through 2004, a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to November 2004, Mr. Smith was a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2004, there were 110 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  During  2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund[SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- nine investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The nine portfolios:

Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA  02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA  02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN032-216551  1/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam High Yield Advantage Fund
Supplement to Annual Report dated 11/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 11/30/04

                                                                        NAV

1 year                                                                13.09%
5 years                                                               35.95
Annual average                                                         6.33
10 years                                                              91.38
Annual average                                                         6.71
Life of fund (since class A inception, 3/25/86)
Annual average                                                         8.05

Share value:                                                            NAV

11/30/03                                                              $5.97
11/30/04                                                              $6.27

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains        Total
                     12         $0.450             --             $0.450

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (12/31/98) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 12-13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 11/30/04

                                        Class Y
Expenses paid per $1,000*               $4.30
Ending value (after expenses)           $1,098.40
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 11/30/04
                                        Class Y
Expenses paid per $1,000*               $4.14
Ending value (after expenses)           $1,020.90
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                           0.82%
Average annualized expense ratio for Lipper peer group++        0.89%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
November 30, 2004   $41,361*    $--             $3,600    $5,786
November 30, 2003   $36,200     $--             $3,300    $5,250


*Includes fees of $ 1,661 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended November 30, 2004 and November 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $9,386 and $8,550, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating interfund trading and the registration of securities in Japan.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
November 30, 2004   $--             $--   $--         $--
November 30, 2003   $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: January 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 28, 2005